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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (No. 333-106833) and S-8 (Nos. 333-56322, 333-55974,
333-54188, 333-40154, 333-40152, 333-87322, 333-91124, 333-104925, 333-106683,
333-108334 and 333-111133) of Marvell Technology Group Ltd. of our report dated March 16, 2004 relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
San Jose, California
April 13, 2004